UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 25, 2003

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4635 Boston Lane, Austin, TX 78735

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 2.  Acquisition and Disposition of Assets.

On September 25, 2003, Silicon Laboratories Inc., a Delaware corporation, Homestead Enterprises, Inc., a Delaware corporation and our wholly-owned subsidiary, and Cygnal Integrated Products, Inc., a Delaware corporation (“Cygnal”), entered into an Agreement and Plan of Reorganization pursuant to which we agreed to acquire Cygnal.  Cygnal develops and sells analog-intensive, highly-integrated 8-bit microcontrollers.  Under the terms of the Agreement and Plan of Reorganization, we will issue 1,191,658 shares of common stock in exchange for all of the outstanding capital stock of Cygnal at closing.  We also have agreed to issue up to an additional 1,290,963 shares of our common stock to shareholders of Cygnal based on the achievement of certain revenue milestones during the twelve-month period commencing on April 4, 2004 and ending on April 2, 2005.  The additional shares will become issuable as follows: (1) up to 297,915 shares on a pro rata basis for every dollar of Cygnal product revenues during the period in excess of $10.0 million up to $15.0 million; plus (2) up to 496,524 shares on a pro rata basis for every dollar of Cygnal product revenues during the period in excess of $15.0 million up to $20.0 million; plus (3) up to 496,524 shares on a pro rata basis for every dollar of Cygnal product revenues during the period in excess of $20.0 million up to $24.0 million.

This acquisition is subject to customary closing conditions, including regulatory approvals with respect to the issuance of our shares and the approval of Cygnal’s shareholders.

The press release announcing the acquisition is attached as Exhibit 99.1 to this Current Report on

Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a)–(b)            Financial Statements and Pro Forma Financial Information – None.

Silicon Laboratories Inc. will file the required financial statements and pro forma financial information related to the acquisition of Cygnal Integrated Products, Inc. within 60 days from the date of this filing.

(c)          Exhibits.

99.1               Press release of Silicon Laboratories Inc. dated September 25, 2003 entitled “Silicon Laboratories To Acquire Cygnal Integrated Products, An Innovator In Mixed-Signal Microcontrollers.”

99.2               Conference call script for the September 25, 2003 conference call by Silicon Laboratories Inc. announcing the acquisition of Cygnal Integrated Products, Inc.

99.3               Presentation to be broadcast during the September 25, 2003 conference call by Silicon Laboratories Inc. announcing the acquisition of Cygnal Integrated Products, Inc.

Item 9. Regulation FD Disclosure.

On September 25, 2003, Silicon Laboratories Inc. issued a press release entitled “Silicon Laboratories Inc. To Acquire Cygnal Integrated Products, An Innovator In Mixed-Signal Microcontrollers.”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Silicon Laboratories Inc. will be hosting a conference call on September 25, 2003 to announce the acquisition of Cygnal Integrated Products, Inc.  A copy of the conference call script and presentation are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K for purposes of simultaneous disclosure under Rule 100 of Regulation FD.

The information in Item 9 of this Report (and the related exhibits filed herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in Item 9 herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Laboratories Inc., a Delaware corporation
Dated: September 25, 2003	By:	/s/ Navdeep S. Sooch
Navdeep S. Sooch CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD (PRINCIPAL EXECUTIVE OFFICER)

SILICON LABORATORIES INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of Silicon Laboratories Inc. dated September 25, 2003 entitled “Silicon Laboratories To Acquire Cygnal Integrated Products, An Innovator In Mixed-Signal Microcontrollers.”

99.2	Conference call script for the September 25, 2003 conference call by Silicon Laboratories Inc. announcing the acquisition of Cygnal Integrated Products, Inc.

99.3	Presentation to be broadcast during the September 25, 2003 conference call by Silicon Laboratories Inc. announcing the acquisition of Cygnal Integrated Products, Inc.